Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


CLOSED-END


Annual Report 2002
--------------------------------------------------------------------------------
               DELAWARE INVESTMENTS
               GLOBAL DIVIDEND AND INCOME FUND, INC.


[LOGO]
POWERED BY RESEARCH.(SM)

Table
 of contents

Letter to Shareholders                 1

Portfolio Management Review            2

Performance Summary                    5

Financial Statements:

 Statement of Net Assets               7

 Statement of Operations              13

 Statements of Changes
  in Net Assets                       14

 Statement of Cash Flows              15

 Financial Highlights                 16

 Notes to Financial
  Statements                          17

Report of Independent
  Auditors                            21

Board of Directors/Officers           22


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, and Delaware International Advisers Ltd., which are both registered investment advisors.

(C)Delaware Distributors, L.P.

Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying common stock rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and the effect of currency fluctuations. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political, and economic risks, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bond.

Leveraging
About $21 million (35.3%) of your Fund's net assets were leveraged as of November 30, 2002. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes Delaware Investments Global Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange. During the fiscal year ended November 30, 2002, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Investments Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

Letter                Delaware Investments Global Dividend and Income Fund, Inc.
  TO SHAREHOLDERS     December 10, 2002

Recap of Events
The U.S. stock market has endured a very difficult year. Despite indications that the economy is recovering from the recession in 2001, investors remained hesitant to make new equity investments as corporate accounting scandals, the ongoing threat of terrorism, and a possible war with Iraq all took their toll on investor confidence. Major U.S. stock market indexes, which seem on their way to a third consecutive calendar year of losses, hit five-year lows in October.

On a positive note, the markets enjoyed a sharp rebound from October 9 through the end of November, and there is some speculation that investors may have finally reached the long-awaited capitulation that is typical of market bottoms. During this seven-week period, the Dow Jones Industrial Average gained +22%, the Standard & Poor's (S&P) 500 Index rose +20%, and the Nasdaq Composite Index climbed +32%. Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the modestly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Delaware Investments Global Dividend and Income Fund, Inc. returned +0.28% (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. The Fund's return bettered that of most major equity indexes during the period. Strength came mostly from the global bond markets and from the Fund's investments in real estate investment trusts. For the same one-year period, the Lipper Closed-End Income and Preferred Stock Funds Average, which includes performance for 14 similar funds, fell by -6.37%.

Outlook
Despite continued uncertainty, the markets seem to be experiencing a revitalized sense of optimism after two and a half years of bad news, disappointing earnings, and scandals. One possible reason the markets appear ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for resurgent corporate profitability in 2003. In light of this outlook, we see very attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late and believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


Average Annual Total Returns

                                                                                                     Premium(+)/
At Net Asset Value                                                                                  Discount (-)
For the periods ended November 30, 2002                      One Year   Five Years    Lifetime*     As of 11/30/02
Delaware Investments Global Dividend and Income Fund, Inc.     +0.28%      +0.90%       +6.96%          +4.63%
Standard & Poor's 500 Index                                   -16.51%      +0.97%      +10.89%
Merrill Lynch High-Yield Bond Index                            -3.29%      +1.13%       +5.46%
Morgan Stanley Capital International (MSCI)
  Europe, Australia and Southeast Asia (EASEA) Index          -13.94%      -2.55%       +3.61%
Salomon Smith Barney Non-U.S.World Government Bond Index      +11.76%      +3.70%       +4.79%
Lipper Closed-End Income and Preferred Stock Funds
  Average (14 funds)                                           -6.37%      +2.52%       +7.15%

--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at market price can be found on page
5. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. The Morgan Stanley Capital International (MSCI) Europe, Australia and Southeast Asia (EASEA) Index measures the performance of stocks in Europe, Australia, and Southeast Asia, excluding Japan. The Salomon Smith Barney Non-U.S. World Government Bond Index measures the general performance of non-U.S. bond markets. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of income and preferred stock closed-end funds tracked by Lipper (Source: Lipper Inc.).
All indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

*The Fund commenced operations on March 4, 1994. Lifetime returns for the indexes and the Lipper peer group assume a start date of March 31, 1994.

Portfolio             Delaware Investments Global Dividend and Income Fund, Inc.
  MANAGEMENT REVIEW   December 10, 2002

Fund Managers
Timothy L. Rabe
Senior Portfolio Manger
U.S. Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

Clive A. Gillmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers Ltd.

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

The Fund's Results
A continued deterioration in economic fundamentals, corporate fraud and negative investor sentiment contributed to severe malaise among nearly all major equity markets in 2002. Delaware Investments Global Dividend and Income Fund, Inc. posted a +0.28% return (at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002.

U.S. Stocks
It was another very challenging year in the U.S. stock market, with the S&P 500 Index down -16.51% for the fiscal year ended November 30, 2002. Despite patches of success, our U.S. stock investments were generally a drag on overall Fund performance for the year.

While an overweighted position versus the S&P 500 Index in basic industries delivered favorable performance during much of the year, we began reducing our exposure to this sector over the last several months of the reporting period. Historically, sectors such as chemicals, metal, and paper have performed well during periods of economic recovery. However, we now believe prospects for an economic turnaround will likely occur later than initially anticipated and we will continue to keep a watchful eye on our sector allocations.

Throughout the year, we maintained a significant position in large pharmaceutical companies like Bristol-Myers Squibb, Schering-Plough, and Abbott Laboratories. While performance for drug companies lagged expectations, we believe valuations and long-term growth prospects remain attractive. In our opinion, macroeconomic industry issues, including pending patent expirations and legislative pressure for lower healthcare costs, have unfairly fueled investor skittishness. We believe that changing demographic trends will heighten demand for specialty medications over the long term, placing increased pressure on new product research and development--an area in which these companies excel.

One area in which we found success was in our allocation to real estate investments, which comprised 16.92% of net assets as of fiscal year end. Despite a challenging market, real estate investment trusts (REITs) performed well on both an absolute and relative basis over the past year. As a result, our focus on REITs proved to be a beneficial strategy for the Fund.

Our position in Liberty Property Trust, an office and industrial properties firm, generated strong performance. Simon Property Group, a regional mall property firm and a direct beneficiary of strong consumer spending, also delivered attractive returns. During the fiscal year, we sold our position in SL Green Realty, due to our conviction that the stock had achieved fair market value and because our emphasis on income prompted us to seek more attractive market opportunities. Overall, we maintain a positive outlook for REITs and are confident that attractive valuations and competitive cash flow can be sustained over the long term.

Foreign Stocks
While the year was disappointing in many ways for equities outside the U.S., we believe that market conditions again played to our strengths and to our value-based investment strategies. The Morgan Stanley Capital International Europe, Australia and Southeast Asia Index declined -13.94% during our fiscal year. Although our international equity investments fared somewhat better, performance was also negative.

We continue to underweight Japan and remain attracted to stocks in the U.K. and Australia. We are also attracted to a number of countries that have lesser weightings within our benchmark index, such as Spain, New Zealand, and South Africa. For instance, Sasol, a South African producer of synthetic fuels, turned in a strong return for the Fund, up +46 percent for the fiscal year.

In managing the international equity portion of the Fund, we attempt to manage the risks involved with international investing by using a dividend discount model that helps compare the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach by conducting company-specific research and analysis that helps us identify factors that may increase or decrease the value of stocks in specific countries.

High-Yield Bonds
While the past year has been challenging for the high-yield market, our unwavering commitment to in-depth security analysis provided the Fund with positive performance in several select sectors. Overweighted positions that aided performance included holdings in paper & forest products company Georgia-Pacific and exposure to cable firms like Insight Midwest and Charter Communications. While the utility sector has begun to stabilize, the airline industry remains volatile, further weakened by United Airlines' recent bankruptcy announcement. As a result, we have limited our airlines exposure.

We have also remained cautious with regard to telecommunications -- a sector still plagued by volatility. Delaware's commitment to employing extensive, ongoing analysis prompted us to sell our positions in WorldCom and Adelphia before corporate fraud issues surfaced. Through November 2002, the high-yield market experienced a rise in "fallen angels" -- investment-grade bonds downgraded to non-investment-grade status -- that more than doubled the rate of new high-yield issuance. While large levels of distressed credit can have negative implications on the market, this environment provided us with a number of unique opportunities to invest in fundamentally strong companies at attractive valuations.

Foreign Bonds
The year was generally a strong one for fixed-income investors outside the U.S., highlighting the significant diversification benefits of holding global bonds. The Salomon Smith Barney Non-U.S. World Government Bond Index gained +11.76% during our fiscal year, owing to general global economic weakness. The Fund's non-U.S. debt portfolio fared slightly better than the index.

In our foreign bond allocation, we focused on some of the same countries in which we found equities attractive, including Australia and New Zealand, where prospective real yields are running at greater than 3% (Source: Bloomberg). We've also retained a significant underweighting versus our benchmark in Japan. We remain concerned that bonds there could be affected should money growth revive the economy and raise the prospect of a quicker end to deflation.

Generally, our focus is in non-U.S. fixed-income securities that may also provide the potential for capital appreciation. The Fund holds primarily investment-grade debt securities of issuers in both emerging and developed countries. We consider each country's currency, political situation, and accounting standards before investing to identify factors that may increase or decrease individual security values.

Outlook
While it is impossible to predict when global economic recovery will fully take hold, we will continue to employ a cautious approach going forward. The market environment over the past two years has made income generation -- a primary objective of the Fund -- more challenging. However, we remain confident that when a full global economic rebound does occur, Delaware Investments Global Dividend and Income Fund, Inc. will be well-positioned to meet its objective of providing high current income for shareholders.

Our highly disciplined, bottom-up investment approach seeks companies selling at attractive valuations with strong cash flows and balance sheets. The result is a conservative, broadly diversified portfolio with low volatility.

--------------------------------------------------------------------------------
Capital Raised by Closed-End Funds
--------------------------------------------------------------------------------
Closed-end mutual funds like Delaware Investments Global Dividend and Income Fund, Inc. have seen an increase in popularity as a group in 2002, as evidenced by the heavy inflows shown in the table below. The Closed-End Fund Association believes that low interest rates have especially sparked interest in fixed-income closed-end funds during 2002. According to the Closed-End Fund Association, there are currently 633 closed-end mutual funds trading on North American exchanges, with net assets totaling more than $120 billion.

                                                                 Amount of
                                                                  Inflows
--------------------------------------------------------------------------------
1998                                                           $8.13 billion
--------------------------------------------------------------------------------
1999                                                           $4.00 billion
--------------------------------------------------------------------------------
2000                                                           $.63 billion
--------------------------------------------------------------------------------
2001                                                           $7.30 billion
--------------------------------------------------------------------------------
2002*                                                         $16.60 billion
--------------------------------------------------------------------------------
*through August 31, 2002

Sources: Closed-End Fund Association and Lipper Inc.

Delaware Investments
  GLOBAL DIVIDEND AND INCOME FUND, INC.

Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$59.52 million
--------------------------------------------------------------------------------
Number of Holdings:
289
--------------------------------------------------------------------------------
Fund Start Date:
March 4, 1994
--------------------------------------------------------------------------------
Your Fund Managers:
Timothy L. Rabe is Vice President/Senior Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Joanna Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's fixed income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.
--------------------------------------------------------------------------------
NYSE Symbol:
DGF

Fund Performance
Average Annual Total Returns
Through November 30, 2002                   Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
At Market Price                              +6.67%      +1.54%       -5.49%
At Net Asset Value                           +6.96%      +0.90%       +0.28%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deductions of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware Investments
  GLOBAL DIVIDEND AND INCOME FUND, INC.


Market Price vs. Net Asset Value
November 30, 2001 through November 30, 2002


                      Delaware Investments
                      Global Dividend and           Delaware Investments
                      Income Fund, Inc. --          Global Dividend and
                         Market Price             Income Fund, Inc. -- NAV

   11/30/2001               $12.40                         $11.17
   12/31/2001               $11.85                         $11.09
    1/31/2002               $12.30                         $10.96
    2/28/2002               $12.30                         $10.92
    3/31/2002               $12.60                         $11.24
    4/30/2002               $12.85                         $11.30
    5/31/2002               $13.20                         $11.50
    6/30/2002               $12.60                         $11.22
    7/31/2002               $11.56                         $10.19
    8/31/2002               $12.22                         $10.25
    9/30/2002               $12.22                          $9.49
   10/31/2002               $11.48                          $9.44
   11/30/2002               $10.40                          $9.94


Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
March 4, 1994 (Fund's inception) through November 30, 2002

                                                      Delaware
                         Delaware                Investments Global                                        Lipper Closed-End
                     Investments Global          Dividend and Income        Lipper Closed-End            Income and Preferred
                     Dividend and Income         Fund, Inc. @ Market       Income and Preferred           Stock Funds Average
                     Fund, Inc. @ NAV                   Price            Stock Funds Average @ NAV           @ Market Price
03/04/94                  $10,000                      $10,000                   $10,000                         $10,000
11/30/94                   $9,889                       $8,285                    $9,543                          $9,096
11/30/95                  $11,776                      $10,749                   $12,103                         $11,738
11/30/96                  $14,614                      $13,696                   $13,652                         $13,603
11/30/97                  $17,234                      $16,296                   $15,860                         $15,730
11/30/98                  $17,611                      $16,630                   $17,020                         $17,113
11/30/99                  $17,511                      $13,803                   $16,219                         $14,667
11/30/00                  $16,804                      $13,843                   $17,303                         $15,863
11/30/01                  $17,965                      $18,621                   $18,615                         $20,079
11/30/02                  $18,015                      $17,599                   $17,429                         $19,238


Chart assumes $10,000 invested on March 4, 1994 and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market price are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at market price and at net asset value at that month's end, March 31, 1994. After March 31, 1994, returns plotted were as of the last day of each month shown. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents a peer group of closed-end mutual funds tracked by Lipper Inc. Past performance is not a guarantee of future results.

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS       November 30, 2002

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock - 68.84%
Automobiles & Automotive Parts - 1.77%
  Ford Motor                                            38,667       $  440,030
  General Motors                                        10,200          404,940
  GKN                                                   56,000          207,602
                                                                     ----------
                                                                      1,052,572
                                                                     ----------
Banking, Finance & Insurance - 9.34%
  Banco Santander Central Hispano                       39,771          284,848
  Bank of America                                       12,100          847,968
  Bayerische Hypo Vereinsbank                           13,011          215,496
  HBOS                                                  38,912          421,710
  ING Groep NV                                          21,489          409,354
  IntesaBci                                            169,000          369,007
  J.P. Morgan Chase                                     22,200          558,774
  Lloyds TSB Group                                      40,536          342,807
  Mellon Financial                                      10,600          318,530
  National Australia Bank                               21,686          398,716
  Sanlam                                               303,000          277,923
  Societe Generale-Class A                               7,479          421,089
  Wells Fargo                                           15,100          697,771
                                                                     ----------
                                                                      5,563,993
                                                                     ----------
Building & Materials - 1.46%
  Compagnie de Saint Gobain                             12,800          386,695
  CSR                                                   45,172          158,497
  Wharf Holdings                                       153,000          322,729
                                                                     ----------
                                                                        867,921
                                                                     ----------
Chemicals - 3.20%
  Air Products & Chemicals                              11,000          486,420
  Bayer                                                 16,433          377,609
  Dow Chemical                                          25,500          813,451
  Orica                                                 39,363          230,044
                                                                     ----------
                                                                      1,907,524
                                                                     ----------
Computers & Technology - 0.84%
  Pitney Bowes                                          14,100          497,730
                                                                     ----------
                                                                        497,730
                                                                     ----------
Consumer Products - 1.44%
  Kimberly-Clark                                        10,000          503,200
  Procter & Gamble                                       4,200          352,800
                                                                     ----------
                                                                        856,000
                                                                     ----------
Electronics & Electrical Equipment - 1.94%
  Canon                                                  6,000          228,707
  Emerson Electric                                      10,000          521,500
  Hong Kong Electric                                   103,000          402,826
                                                                     ----------
                                                                      1,153,033
                                                                     ----------
Energy - 4.79%
  BG Group                                             121,754          458,467
  ChevronTexaco                                          8,300          556,349
  ConocoPhillips                                         9,821          469,542
  Kerr-McGee                                            11,600          524,900
  Royal Dutch Petroleum                                 11,700          512,563
  Sasol                                                 28,042          326,841
                                                                     ----------
                                                                      2,848,662
                                                                     ----------

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock (continued)
Food, Beverage & Tobacco - 6.53%
  Bass                                                  48,528       $  425,874
  Foster's Group                                       178,521          467,033
  General Mills                                         15,700          700,534
  Goodman Fielder                                      527,557          444,256
  Heinz (H.J.)                                          22,000          766,039
  Kellogg                                               14,500          483,865
  PepsiCo                                               14,200          603,255
                                                                     ----------
                                                                      3,890,856
                                                                     ----------
Healthcare & Pharmaceuticals - 6.01%
  Abbott Laboratories                                   12,500          547,250
  Biomet                                                15,900          437,250
  Bristol-Myers Squibb                                  22,500          596,250
  Eisai Co. Limited                                      9,700          199,914
  GlaxoSmithKline                                       24,406          457,228
  Merck & Co.                                           10,400          617,864
  Schering-Plough                                        8,200          185,812
  Wyeth                                                 14,000          538,020
                                                                     ----------
                                                                      3,579,588
                                                                     ----------
Industrial Machinery - 2.06%
  Brambles Industries                                   56,000          128,961
  Caterpillar                                           11,000          548,900
  Deere & Co.                                           10,700          547,305
                                                                     ----------
                                                                      1,225,166
                                                                     ----------
Investment Companies - 1.32%
  Gladstone Capital                                     47,800          782,964
                                                                     ----------
                                                                        782,964
                                                                     ----------
Metals & Mining - 0.70%
  Rio Tinto                                             20,523          417,055
                                                                     ----------
                                                                        417,055
                                                                     ----------
Paper & Forest Products - 2.61%
  Amcor                                                104,725          482,099
  Carter Holt Harvey                                    35,831           30,565
  International Paper                                   16,400          643,701
  Weyerhaeuser                                           7,500          394,500
                                                                     ----------
                                                                      1,550,865
                                                                     ----------
Real Estate - 13.12%
  AMB Property                                          18,300          505,995
  Apartment Investment & Management                     11,100          414,807
  Camden Property Trust                                 10,000          339,900
  Capital Automotive                                    15,400          380,842
  Duke Realty                                           26,000          650,000
  FBR Asset Investment                                   9,600          314,880
  Glimcher Realty Trust                                 36,000          594,000
 +Host Marriott                                         75,000          686,251
  Liberty Property Trust                                21,042          661,771
  Macerich                                              18,000          547,380
  Meristar Hospitality                                  20,100          148,338
  Pan Pacific Retail Properties                         17,600          628,320
  Prentiss Properties Trust                             21,308          585,757

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Common Stock (continued)
Real Estate (continued)
  Ramco-Gershenson Properties                           18,400      $   365,424
  Reckson Associates Realty                             28,100          571,835
  Simon Property Group                                   8,000          269,760
  Sun Communities                                        4,400          152,416
                                                                    -----------
                                                                      7,817,676
                                                                    -----------
Retail - 2.46%
  Boots                                                 55,874          499,036
  Coles Myer                                            41,574          153,341
  GUS                                                   52,478          480,136
  Sears Roebuck & Co.                                   12,000          332,400
                                                                    -----------
                                                                      1,464,913
                                                                    -----------
Telecommunications - 3.54%
  BellSouth                                             12,000          333,600
  Cable & Wireless                                      50,300           64,374
  Telecom Corporation of New Zealand                   189,000          455,385
 +Telefonica                                            44,097          449,183
  Telstra                                              100,953          259,005
  Verizon Communications                                13,054          546,702
                                                                    -----------
                                                                      2,108,249
                                                                    -----------
Textiles, Apparel & Furniture - 1.19%
  Newell Rubbermaid                                     22,300          707,356
                                                                    -----------
                                                                        707,356
                                                                    -----------
Transportation & Shipping - 1.75%
 +British Airways                                       93,000          238,045
  Union Pacific                                         10,000          578,999
  West Japan Railway                                        63          223,173
                                                                    -----------
                                                                      1,040,217
                                                                    -----------
Utilities - 2.77%
  Dominion Resources                                     8,900          453,455
  Electrabel                                             1,375          323,617
  Endesa                                                 5,134           60,825
  Iberdrola                                             38,396          497,292
  RWE                                                   11,000          312,401
                                                                    -----------
                                                                      1,647,590
                                                                    -----------
Total Common Stock (cost $44,506,466)                                40,979,930
                                                                    -----------
Convertible Preferred Stock - 5.95%
Aerospace & Defense - 0.69%
  Northrop Grumman 7.25%                                 3,850          413,298
                                                                    -----------
                                                                        413,298
                                                                    -----------
Banking, Finance & Insurance - 2.16%
  Sovereign Bancorp 7.50%                               13,000        1,001,000
  Travelers Property Casualty 4.50%                     12,000          281,640
                                                                    -----------
                                                                      1,282,640
                                                                    -----------
Real Estate - 2.07%
  General Growth Properties 7.25%                       38,700        1,230,273
                                                                    -----------
                                                                      1,230,273
                                                                    -----------

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Convertible Preferred Stock (continued)
Transportation & Shipping - 1.03%
[CHECK MARK]Union Pacific Capital Trust TIDES
    144A 6.25%                                          12,000      $   615,000
                                                                    -----------
                                                                        615,000
                                                                    -----------
Total Convertible Preferred Stock
  (cost $2,833,700)                                                   3,541,211
                                                                    -----------
Preferred Stock - 2.12%
Cable, Media & Publishing - 0.05%
  CSC Holdings 11.75%                                      350           31,063
                                                                    -----------
                                                                         31,063
                                                                    -----------
Metals & Mining - 0.02%
 +Weirton Steel                                          8,550           12,825
                                                                    -----------
                                                                         12,825
                                                                    -----------
Real Estate - 1.52%
  LaSalle Hotel Properties 10.25%                       23,500          610,999
  Ramco-Gershenson Properties 9.50%                     11,500          290,950
                                                                    -----------
                                                                        901,949
                                                                    -----------
Utilities - 0.53%
  Public Service Enterprise Group 10.25%                 6,800          317,611
                                                                    -----------
                                                                        317,611
                                                                    -----------
Total Preferred Stock (cost $1,302,247)                               1,263,448
                                                                    -----------
                                                     Principal
                                                      Amount++
Convertible Bonds - 4.17%
Automobiles & Automotive Parts - 1.37%
  MascoTech 4.50% 12/15/03                     USD     900,000          814,500
                                                                    -----------
                                                                        814,500
                                                                    -----------
Banking, Finance & Insurance - 0.68%
[CHECK MARK]Verizon Global Funding
    144A 5.75% 4/1/03                                  400,000          405,500
                                                                    -----------
                                                                        405,500
                                                                    -----------
Computers & Technology - 0.42%
[CHECK MARK]Mercury Interactive
    144A 4.75% 7/1/07                                  275,000          247,156
                                                                    -----------
                                                                        247,156
                                                                    -----------
Retail - 1.07%
[CHECK MARK]Gap 144A 5.75% 3/15/09                     500,000          636,250
                                                                    -----------
                                                                        636,250
                                                                    -----------
Transportation & Shipping - 0.63%
  Continental Airlines 4.50% 2/1/07                     50,000          377,813
                                                                    -----------
                                                                        377,813
                                                                    -----------
Total Convertible Bonds (cost $2,665,250)                             2,481,219
                                                                    -----------

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds - 50.78%
Aerospace & Defense - 0.06%
   Sequa 9.00% 8/1/09                           USD     35,000        $  34,475
                                                                    -----------
                                                                         34,475
                                                                    -----------
Automobiles & Automotive Parts - 0.39%
   Asbury Automotive Group 9.00% 6/15/12                50,000           46,250
   Collins & Aikman 10.75% 12/31/11                     25,000           24,250
   CSK Auto 12.00% 6/15/06                              70,000           75,250
   Cummins 9.50% 12/1/10                                60,000           63,300
   Neff 10.25% 6/1/08                                   50,000           14,250
+++Venture Holdings Trust 12.00% 6/1/09                 95,000            8,550
                                                                    -----------
                                                                        231,850
                                                                    -----------
Banking, Finance & Insurance - 0.39%
   Fairfax Financial Holdings 7.75% 12/15/03           110,000          104,550
   Finova Group 7.50% 11/15/09                         100,000           35,000
   Sovereign Bancorp 10.50% 11/15/06                    45,000           50,400
[CHECK MARK]Zurich Capital Trust I
     144A 8.376% 6/1/37                                 50,000           44,256
                                                                    -----------
                                                                        234,206
                                                                    -----------
Building & Materials - 0.07%
   Building Materials 7.75% 7/15/05                     50,000           41,250
                                                                    -----------
                                                                         41,250
                                                                    -----------
Cable, Media & Publishing - 2.07%
   Charter Communications
     10.75% 10/1/09                                    315,000          160,649
   Coaxial Communications of
    Central Ohio 10.00% 8/15/06                        150,000          132,749
   CSC Holdings
     8.125% 7/15/09                                    105,000           99,488
     10.50% 5/15/16                                     50,000           48,500
[CHECK MARK]Dex Media East 144A 12.125% 11/15/12        95,000          103,431
   Echostar Broadband 10.375% 10/1/07                   40,000           42,200
   Insight Midwest 10.50% 11/1/10                      110,000          110,000
   Lodgenet Entertainment
     10.25% 12/15/06                                   125,000          121,875
   Mediacom Broadband 11.00% 7/15/13                    65,000           66,625
[CHECK MARK]PanAmSat 144A 8.50% 2/1/12                  95,000           93,338
[CHECK MARK]RH Donnelley Finance
     144A 10.875% 12/15/12                              65,000           69,306
   Rogers Cablesystems 10.00% 3/15/05                   50,000           51,750
   USA Networks 6.75% 11/15/05                          25,000           25,081
[CHECK MARK]Vertis 144A 10.875% 6/15/09                 55,000           56,650
   WRC Media 12.75% 11/15/09                            50,000           47,750
                                                                    -----------
                                                                      1,229,392
                                                                    -----------
Chemicals - 1.03%
[CHECK MARK]FMC 144A 10.25% 11/1/09                     50,000           53,500
   Huntsman Chemical 10.125% 7/1/09                    120,000          106,200
   IMC Global 6.55% 1/15/05                             65,000           62,436
   Lyondell Chemical
     9.50% 12/15/08                                     95,000           93,813
     10.875% 5/1/09                                     70,000           64,925

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)
Chemicals (continued)
   MacDermid 9.125% 7/15/11                    USD      60,000      $    65,100
   Solutia
     6.72% 10/15/37                                     90,000           62,550
     11.25% 7/15/09                                    130,000          102,050
                                                                    -----------
                                                                        610,574
                                                                    -----------
Computers & Technology - 0.21%
   Asat Finance 12.50% 11/1/06                          52,000           38,220
   ChipPAC International 12.75% 8/1/09                  30,000           32,250
[CHECK MARK]Seagate Technology
     144A 8.00% 5/15/09                                 50,000           52,250
                                                                    -----------
                                                                        122,720
                                                                    -----------
Consumer Products - 0.45%
   American Greetings 11.75% 7/15/08                    85,000           93,925
   Remington Arms 9.50% 12/1/03                         50,000           49,625
   Salton 12.25% 4/15/08                                95,000           93,575
  *Sealy Mattress 10.875% 12/15/07                      30,000           29,850
                                                                    -----------
                                                                        266,975
                                                                    -----------
Energy - 1.22%
   Colorado Interstate Gas 10.00% 6/15/05               50,000           49,206
   Denbury Resources 9.00% 3/1/08                       65,000           67,438
[CHECK MARK]El Paso Partners 144A 10.625% 12/1/12       45,000           45,675
   Grant Prideco 9.00% 12/15/09                         25,000           25,875
[CHECK MARK]Hanover Equipment Trust
     144A 8.50% 9/1/08                                  55,000           53,488
   Ocean Rig Norway 10.25% 6/1/08                       85,000           76,075
   Tennessee Gas Pipeline 8.375% 6/15/32                85,000           77,587
[CHECK MARK]Transcontinental Gas Pipeline
     144A 8.875% 7/15/12                                75,000           73,875
   Vintage Petroleum 7.875% 5/15/11                     95,000           94,049
   Williams Companies 6.625% 11/15/04                   35,000           25,025
   Series A 7.50% 1/15/31                               35,000           21,875
[CHECK MARK]Williams Gas Pipeline
     144A 7.375% 11/15/06                              120,000          118,199
                                                                    -----------
                                                                        728,367
                                                                    -----------
Engineering & Construction - 0.12%
   Foster Wheeler 6.75% 11/15/05                       125,000           69,375
                                                                    -----------
                                                                         69,375
                                                                    -----------
Environmental Services - 0.30%
   Allied Waste North America 8.875% 4/1/08             50,000           51,750
[CHECK MARK]IESI 144A 10.25% 6/15/12                    95,000           93,100
   Synagro Technologies 9.50% 4/1/09                    30,000           31,350
                                                                    -----------
                                                                        176,200
                                                                    -----------
Food, Beverage & Tobacco - 1.00%
   Agrilink Foods 11.875% 11/1/08                       20,000           21,350
   B&G Foods 9.625% 8/1/07                              50,000           51,750
   CKE Restaurants 9.125% 5/1/09                       125,000          111,874

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)
Food, Beverage & Tobacco (continued)
   Delhaize America
     8.125% 4/15/11                            USD      25,000      $    22,583
[CHECK MARK]Denny's 144A 12.75% 9/30/07                 84,000           79,667
   DiGiorgio 10.00% 6/15/07                             55,000           55,825
   Fleming Companies
     10.125% 4/1/08                                    115,000          101,200
   Ingles Markets 8.875% 12/1/11                        10,000            9,300
   National Wine & Spirits
     10.125% 1/15/09                                    75,000           74,625
   Perkins Family Restaurants
     10.125% 12/15/07                                   75,000           65,063
                                                                    -----------
                                                                        593,237
                                                                    -----------
Foreign Government - 35.10%
   Belgium Government
     5.75% 9/28/10                             EUR   1,200,000        1,297,552
   Canada Government
     4.50% 9/1/07                              CAD     960,000          618,449
     5.50% 6/1/10                                    1,000,000          663,458
   Deutsche Bundesrepublik
     5.00% 7/4/11                              EUR     600,000          621,368
   Deutschland Republic
     6.25% 1/4/24                                      850,000          973,806
   France Government Bond O.A.T.
     5.50% 4/25/10                                   1,000,000        1,068,461
   Hellenic Republic 8.60% 3/26/08                     750,000          904,085
   New South Wales Treasury
     6.50% 5/1/06                              AUD   1,700,000          989,202
   New Zealand Government
     6.00% 11/15/11                            NZD   3,000,000        1,457,638
     7.00% 7/15/09                                   2,000,000        1,034,690
     8.00% 4/15/04                                   1,300,000          667,613
   Poland Government
     8.50% 2/12/05                             PLZ   1,200,000          313,171
     12.00% 10/12/03                                 2,000,000          521,087
   Queensland Treasury
     6.00% 7/14/09                             AUD   2,800,000        1,604,668
   Republic of Austria
     4.00% 7/15/09                             EUR     450,000          442,713
   Republic of Chile
     5.125% 7/25/05                                    200,000          201,383
[CHECK MARK]Republic of Ecuador
     144A 6.00% 8/15/30                        USD     100,000           44,250
   Republic of South Africa
    Series 153 13.00% 8/31/10                  ZAR  12,500,000        1,511,049
    Series 177 9.50% 5/15/07                        13,000,000        1,347,152
   Republic of Venezuela
     2.875% 12/18/07                           USD     130,950          107,866
   Sweden Government
     5.00% 1/28/09                             SEK  14,000,000        1,561,583
     5.50% 10/8/12                                   5,000,000          570,998
   United Mexican States Global
     7.375% 3/13/08                            EUR   1,000,000        1,034,339
     8.25% 2/24/09                             DEM   2,500,000        1,341,495
                                                                    -----------
                                                                     20,898,076
                                                                    -----------

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)
Healthcare & Pharmaceuticals - 0.32%
   aaiPharma 11.00% 4/1/10                     USD      55,000      $    55,275
   Concentra Operating
     13.00% 8/15/09                                     50,000           50,250
   Extendicare Health Services
     9.35% 12/15/07                                     50,000           42,000
   Healthsouth 6.875% 6/15/05                           50,000           44,000
                                                                    -----------
                                                                        191,525
                                                                    -----------
Home Builders - 0.37%
   Beazer Homes USA 8.625% 5/15/11                      50,000           52,750
   D.R. Horton 9.75% 9/15/10                            90,000           93,600
[CHECK MARK]Tech Olympic USA
     144A 10.375% 7/1/12                                80,000           75,600
                                                                    -----------
                                                                        221,950
                                                                    -----------
Industrial - 0.18%
   National Waterworks 10.50% 12/1/12                   50,000           52,750
[CHECK MARK]Rexnord 144A 10.125% 12/15/12               50,000           52,000
                                                                    -----------
                                                                        104,750
                                                                    -----------
Leisure, Lodging & Entertainment - 1.10%
   Alliance Gaming Series B
     10.00% 8/1/07                                      45,000           47,081
   Capstar Hotel 8.75% 8/15/07                          35,000           23,975
   Circus & Eldorado Joint Venture
     10.125% 3/1/12                                     50,000           49,063
   Extended Stay America
     9.875% 6/15/11                                     55,000           55,413
   Hilton Hotels 7.625% 12/1/12                         30,000           30,269
   Host Marriott LP 9.25% 10/1/07                       25,000           25,750
   Intrawest 10.50% 2/1/10                              50,000           51,750
   Mandalay Resorts 9.375% 2/15/10                     100,000          106,499
   Meristar Hospitality Operating
    Partnership 10.50% 6/15/09                          65,000           63,050
   Park Place Entertainment
     9.375% 2/15/07                                     15,000           15,994
  Penn National Gaming
     11.125% 3/1/08                                     75,000           82,125
   Premier Parks 9.75% 6/15/07                          65,000           63,375
   Regal Cinemas 9.375% 2/1/12                          40,000           42,900
                                                                    -----------
                                                                        657,244
                                                                    -----------
Metals & Mining - 0.41%
   Great Central Minnesota
     8.875% 4/1/08                                      40,000           39,000
   Jorgensen Earle 9.75% 6/1/12                         40,000           40,200
[CHECK MARK]Oregon Steel Mills
     144A 10.00% 7/15/09                               100,000          104,250
  *Weirton Steel variable 4/1/08                       522,500           62,700
                                                                    -----------
                                                                        246,150
                                                                    -----------
Miscellaneous - 0.13%
   Service International 6.30% 3/15/03                  75,000           75,000
                                                                    -----------
                                                                         75,000
                                                                    -----------

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)
Packaging & Containers - 0.45%
   AEP Industries 9.875% 11/15/07              USD      65,000        $  63,375
[CHECK MARK]BWAY 144A 10.00% 10/15/10                   50,000           51,375
   Graphic Packaging 8.625% 2/15/12                     50,000           52,813
   Portola Packaging 10.75% 10/1/05                     25,000           25,188
   Radnor Series B 10.00% 12/1/03                       85,000           73,524
                                                                    -----------
                                                                        266,275
                                                                    -----------
Paper & Forest Products - 0.66%
   Ainsworth Lumber
     12.50% 7/15/07                                     75,000           77,718
     13.875% 7/15/07                                    45,000           48,263
   Fort James 6.625% 9/15/04                            45,000           43,672
   Georgia-Pacific 9.50% 5/15/22                        80,000           66,557
[CHECK MARK]MDP Acquisitions 144A 9.625% 10/1/12        55,000           57,613
   Pacifica Papers 10.00% 3/15/09                       30,000           32,400
   Smurfit Capital 7.50% 11/20/25                       80,000           69,011
                                                                    -----------
                                                                        395,234
                                                                    -----------
Publishing - 0.06%
   Von Hoffman 10.25% 3/15/09                           40,000           37,800
                                                                    -----------
                                                                         37,800
                                                                    -----------
Real Estate - 0.21%
   Senior Housing Properties Trust
     8.625% 1/15/12                                     60,000           60,300
   Tanger Properties 9.125% 2/15/08                     65,000           64,090
                                                                    -----------
                                                                        124,390
                                                                    -----------
Restaurants - 0.02%
+++Avado Brands 9.75% 6/1/06                            45,000           13,725
                                                                    -----------
                                                                         13,725
                                                                    -----------
Retail - 0.47%
   J Crew Operating 10.375% 10/15/07                   100,000           82,500
   Office Depot 10.00% 7/15/08                         100,000          114,000
   Petco Animal Supplies 10.75% 11/1/11                 45,000           50,400
   Saks 7.25% 12/1/04                                   30,000           30,300
                                                                    -----------
                                                                        277,200
                                                                    -----------
Telecommunications - 1.66%
   Alamosa Delaware 12.50% 2/1/11                       40,000           14,600
   AT&T Wireless
     7.875% 3/1/11                                      40,000           38,468
     8.125% 5/1/12                                     100,000           96,185
   British Telecom 6.875% 2/15/11              EUR      60,000           65,258
   Crown Castle 10.75% 8/1/11                  USD      75,000           67,688
   Crown Castle International
     10.625% 11/15/07                                   50,000           45,750
   Nextel Communications
    *10.65% 9/15/07 to 2/15/08                          75,000           71,850
     9.375% 11/15/09                                    30,000           28,050
  *Nextel Partners 14.00% 2/1/09                       110,000           79,750
   Qwest 7.20% 11/1/04                                  35,000           33,600
[CHECK MARK]144A 8.875% 3/15/12                         60,000           58,200

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)


Non-Convertible Bonds (continued)
Telecommunications (continued)
   Qwest Capital Funding
     7.25% 2/15/11                             USD      75,000      $    46,500
   Telstra 6.375% 6/29/11                      EUR     210,000          225,012
   Time Warner Telecommunications
     9.75% 7/15/08                             USD     215,000          119,325
                                                                    -----------
                                                                        990,236
                                                                    -----------
Textiles, Apparel & Furniture - 0.11%
[CHECK MARK]Levi Strauss
     144A 12.25% 12/15/12                               65,000           64,513
                                                                    -----------
                                                                         64,513
                                                                    -----------
Transportation & Shipping - 0.48%
   CP Ships Limited 10.375% 7/15/12                     40,000           42,600
   Hornbeck Offshore Services
     10.625% 8/1/08                                     90,000           95,175
   Kansas City Southern Railway
     9.50% 10/1/08                                      40,000           44,000
[CHECK MARK]Stena AB 144A 9.625% 12/1/12                50,000           51,250
   Teekay Shipping 8.875% 7/15/11                       50,000           51,813
                                                                    -----------
                                                                        284,838
                                                                    -----------
Utilities - 1.74%
   Avista 9.75% 6/1/08                                 100,000           94,617
   Calpine 10.50% 5/15/06                              125,000           60,000
   Calpine Canada Energy Finance
     8.50% 5/1/08                                       95,000           44,175
   Consumers Energy 6.20% 5/1/08                        55,000           54,364
   Midland Funding II 11.75% 7/23/05                   100,000          101,050
   Mirant Americas Generation
     7.625% 5/1/06                                      35,000           18,725
     8.30% 5/1/11                                       35,000           16,450
[CHECK MARK]Nevada Power 144A
     10.875% 10/15/09                                   35,000           35,525
[CHECK MARK]Northern State Power
     144A 8.00% 8/28/12                                 45,000           50,495
   Orion Power Holdings
     12.00% 5/1/10                                      40,000           27,800
+++PG&E National Energy
     10.375% 5/16/11                                    70,000           23,450
   Powergen UK PLC
     5.00% 7/8/09                              EUR      67,000           65,835
   Public Service Co. of Colorado
     6.00% 4/15/03                             USD      10,000           10,062
[CHECK MARK]144A 7.875% 10/1/12                         60,000           65,882
   RWE Finance 6.125% 10/26/12                 EUR     200,000          211,087
   Teco Energy 10.50% 12/1/07                  USD      80,000           79,491
   Transcontinental Gas Place
     6.125% 1/15/05                                     35,000           32,725
   Xcel Energy 7.00% 12/1/10                            50,000           43,750
                                                                    -----------
                                                                      1,035,483
                                                                    -----------
Total Non-Convertible Bonds (cost $30,147,617)                       30,223,010
                                                                    -----------

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Number of      Market
                                                        Shares     Value (U.S.$)

Warrants - 0.00%
  +Solutia Warrants                                        130      $         1
                                                                    -----------
Total Warrants (cost $11,059)                                                 1
                                                                    -----------

                                                      Principal
                                                       Amount++
Short-Term Securities - 1.68%
 **U.S. Treasury Bills
     1.21% 12/12/02                            USD   1,000,000          999,634
                                                                    -----------
Total Short-Term Securities
   (cost $999,634)                                                      999,634
                                                                    -----------

Total Market Value of Securities - 133.54%
   (cost $82,465,973)                                                79,488,453
Borrowings under Line of Credit - (35.28%)                          (21,000,000)
Receivables and Other Assets
   Net of Liabilities- 1.74%                                          1,034,205
                                                                    -----------
Net Assets Applicable to 5,985,582 Shares
   ($0.01 per value) Outstanding; Equivalent
   to $9.94 per share - 100.00%                                     $59,522,658
                                                                    ===========

Components of Net Assets at November 30, 2002:
Common stock, $0.01 par value, 500,000,000
   shares authorized to the Fund                                    $76,172,983
Treasury stock, 665,065 shares at cost                               (8,599,291)
Accumulated net realized loss on investments and
   foreign currencies                                                (5,022,370)
Net unrealized depreciation of investments
   and foreign currencies                                            (3,028,664)
                                                                    -----------
Total net assets                                                    $59,522,658
                                                                    ===========



  +Non-income producing security for the year ended November 30, 2002.

 ++Principal amount is stated in the currency in which each bond is denominated.

+++Non-income producing security. Security is currently in default.

[CHECK MARK]Security exempt from registration under Rule 144A of the Securities
   Act of 1933. See Note 8 in "Notes to Financial Statements".

  *Step coupon bond.

 **U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

Summary of Abbreviations
TIDES - Term Income Deferred Equity Securities

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Mark
EUR - European Monetary Unit
NZD - New Zealand Dollar
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar
ZAR - South African Rand

See accompanying notes

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF OPERATIONS       Year Ended November 30, 2002

Investment Income:
  Interest                                                                                         $2,593,005
  Dividends (net of foreign taxes withheld of $57,740)                                              1,826,757        $4,419,762
                                                                                                   ----------        ----------

Expenses:
  Management fees                                                                                     596,586
  Accounting and administration expenses                                                              100,000
  Professional fees                                                                                    57,600
  Custodian fees                                                                                       37,330
  NYSE fees                                                                                            26,960
  Reports to shareholders                                                                              25,830
  Transfer agent fees                                                                                  21,241
  Directors' fees                                                                                       7,546
  Other                                                                                                26,903
                                                                                                    ---------
  Total operating expenses (before interest expense)                                                                    899,996
  Interest expense                                                                                                      539,589
                                                                                                                     ----------
  Total operating expenses (after interest expense)                                                                   1,439,585
  Less expenses paid indirectly                                                                                          (1,526)
                                                                                                                     ----------
  Total expenses                                                                                                      1,438,059
                                                                                                                     ----------
Net Investment Income                                                                                                 2,981,703
                                                                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized loss on:
    Investments                                                                                                      (3,699,489)
    Foreign currencies                                                                                                 (943,660)
                                                                                                                     ----------
  Net realized loss                                                                                                  (4,643,149)
  Net change in unrealized appreciation/depreciation on investments and foreign currencies                            3,106,527
                                                                                                                     ----------
Net Realized and Unrealized Loss on Investments and Foreign Currencies                                               (1,536,622)
                                                                                                                     ----------

Net Increase in Net Assets Resulting from Operations                                                                 $1,445,081
                                                                                                                     ==========

See accompanying notes

Statements            Delaware Investments Global Dividend and Income Fund, Inc.
  OF CHANGES IN NET ASSETS

                                                                                                     Year Ended
                                                                                               11/30/02       11/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                      $ 2,981,703     $ 3,710,472
  Net realized loss on investments and foreign currencies                                     (4,643,149)     (3,623,997)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies     3,106,527       5,341,691
                                                                                             -----------     -----------
  Net increase in net assets resulting from operations                                         1,445,081       5,428,166
                                                                                             -----------     -----------

Dividends and Distributions to Shareholders from:
  Net investment income                                                                       (2,182,468)     (1,179,716)
  Net realized gain on investments                                                                    --        (502,789)
  Return of capital                                                                           (6,609,672)     (7,296,404)
                                                                                             -----------     -----------
                                                                                              (8,792,140)     (8,978,909)
                                                                                             -----------     -----------
Net Decrease in Net Assets                                                                    (7,347,059)     (3,550,743)

Net Assets:
  Beginning of year                                                                           66,869,717      70,420,460
                                                                                             -----------     -----------
  End of year                                                                                $59,522,658     $66,869,717
                                                                                             ===========     ===========

See accompanying notes

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF CASH FLOWS       Year Ended November 30, 2002

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations                                                               $1,445,081
                                                                                                                   ----------
  Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
    Amortization of premium and discount on investments                                                               (99,301)
    Net proceeds from investment transactions                                                                       9,613,157
    Net realized loss on investment transactions                                                                    3,699,489
    Net realized loss on foreign currencies                                                                           943,660
    Net change in unrealized appreciation/depreciation of investments and foreign currencies                       (3,106,527)
    Decrease in receivable for investments sold                                                                       668,679
    Decrease in interest and dividends receivable                                                                     185,029
    Increase in other assets                                                                                             (612)
    Decrease in payable for investments purchased                                                                    (181,548)
    Decrease in interest payable                                                                                      (28,816)
    Decrease in accrued expenses and other liabilities                                                                 (5,387)
                                                                                                                   ----------
  Total adjustments                                                                                                11,687,823
                                                                                                                   ----------
Net cash provided by operating activities                                                                          13,132,904
                                                                                                                   ----------

Cash flows used for financing activities:
  Principal repayment on line of credit                                                                            (4,000,000)
  Cash dividends and distributions paid                                                                            (8,792,140)
                                                                                                                   ----------
Net cash used for financing activities                                                                            (12,792,140)
                                                                                                                   ----------
Effect of exchange rates on cash                                                                                        7,653
                                                                                                                   ----------
Net increase in cash                                                                                                  348,417
Cash at beginning of period                                                                                          (260,164)
                                                                                                                   ----------
Cash at end of period                                                                                                 $88,253
                                                                                                                   ==========

Cash paid for interest                                                                                               $568,405
                                                                                                                   ==========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware Investments Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                               11/30/02(3)   11/30/01    11/30/00    11/30/99     11/30/98
Net asset value, beginning of period                             $11.170     $11.770      $13.920     $15.700      $17.090

Income (loss) from investment operations:
Net investment income(4)                                           0.499       0.620        0.700       0.930        1.090
Net realized and unrealized gain (loss) on investments and
 foreign currencies                                               (0.260)      0.280       (1.350)     (1.070)      (0.700)
                                                                 -------     -------      -------     -------      -------
Total from investment operations                                   0.239       0.900       (0.650)     (0.140)       0.390
                                                                 -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                             (0.365)     (0.195)      (0.530)     (0.860)      (1.380)
Net realized gain on investments                                      --      (0.084)      (0.470)     (0.780)      (0.400)
Return of capital                                                 (1.104)     (1.221)      (0.500)         --           --
                                                                 -------     -------      -------     -------      -------
Total dividends and distributions                                 (1.469)     (1.500)      (1.500)     (1.640)      (1.780)
                                                                 -------     -------      -------     -------      -------

Net asset value, end of period                                   $ 9.940     $11.170      $11.770     $13.920      $15.700
                                                                 =======     =======      =======     =======      =======

Market value, end of period                                      $10.400     $12.400      $10.380     $11.750      $15.880
                                                                 =======     =======      =======     =======      =======

Total return based on:(1)
Market value                                                      (5.49%)     34.52%        0.29%     (17.00%)       2.05%
Net asset value                                                    0.28%       6.91%       (4.04%)     (0.57%)       2.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $59,523     $66,870      $70,420     $92,601     $104,446
Ratio of total operating expenses to average net assets            2.26%       3.31%        3.45%       2.69%        2.69%
Ratio of total operating expenses to adjusted average net assets
  (before interest expense)(2)                                     1.06%       1.10%        1.04%       1.00%        1.03%
Ratio of interest expense to adjusted average net assets(2)        0.64%       1.35%        1.62%       1.15%        1.16%
Ratio of net investment income to average net assets               4.69%       5.18%        5.34%       6.14%        6.63%
Ratio of net investment income to adjusted average net assets(2)   3.53%       3.84%        4.11%       4.92%        5.38%
Portfolio turnover                                                   69%         47%          43%         58%          51%

Leverage analysis:
Debt outstanding at end of period (000 omitted)                  $21,000     $25,000      $25,000     $25,000      $25,000
Average daily balance of debt outstanding (000 omitted)          $21,603     $25,000      $25,000     $25,000      $25,000
Average daily balance of shares outstanding (000 omitted)          5,986       5,986        6,389       6,651        6,651
Average debt per share                                             $3.61       $4.18        $3.91       $3.76        $3.76

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, a decrease in the ratio of net investment income to average net assets of 0.23%, and a decrease in the ratio of net investment income to adjusted average net assets of 0.17%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(4) The average shares outstanding method has been applied for per share information.

See accompanying notes

                              Delaware Investments Global Dividend
Notes                         and Income Fund, Inc.
  TO FINANCIAL STATEMENTS     November 30, 2002

Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All domestic equity securities are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day a domestic equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and the asked prices will normally be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions -- The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. Effective November 1, 2002, the current annualized rate is $1.125 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that require amortization of all discount or premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $4,625 reduction in cost of securities and a corresponding $4,625 reduction in net unrealized depreciation, based on securities held by the Fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002 was a decrease in net investment income of $144,425, an increase in net unrealized depreciation of $148,095, and a decrease in net realized losses of $292,520. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,526 for the year ended November 30, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                   Delaware Investments Global Dividend
 TO FINANCIAL STATEMENTS (continued)    and Income Fund, Inc.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70%, which is calculated daily based on the adjusted average weekly net assets.

DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL a monthly fee which is equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement. The Fund does not pay any fees directly to DIAL.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $100,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the line of credit liability.

At November 30, 2002, the Fund had liabilities payable to affiliates as follows:

     Investment                Accounting,                    Other expenses
   management fee        administration and other             payable to DMC
   payable to DMC        expenses payable to DSC              and affiliates
  ----------------      -------------------------            ----------------
      $6,239                    $11,274                          $1,282

Certain officers of DMC, DIAL and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2002, the Fund made purchases of $57,020,748 and sales of $63,864,569 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $82,408,134. At November 30, 2002, the net unrealized depreciation was $2,919,681 of which $6,316,399 related to unrealized appreciation of investments and $9,236,080 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 was as follows:
                                                 2002               2001
                                                 ----               ----
Ordinary income                               $2,182,468         $1,179,716
Long-term capital gain                                --            502,789
Return of capital                              6,609,672          7,296,404
                                            ------------       ------------
Total                                         $8,792,140         $8,978,909
                                            ============       ============

As of November 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                         $67,573,692
Capital loss carryforwards                             (5,080,199)
Unrealized depreciation on investments
  and foreign currencies                               (2,970,835)
                                                     ------------
Net assets                                            $59,522,658
                                                     ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,093,240 expires in 2009 and $3,986,959 expires in 2010.

5. Capital Stock
The Fund did not repurchase any shares under the Share Repurchase Program or have any transactions in common shares during the year ended November 30, 2002.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

6. Line of Credit
The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase Bank for $25,000,000. At November 30, 2002, the par value of loans outstanding was $21,000,000 at a variable interest rate of 2.34%. During the year, the average daily balance of loans outstanding was $21,602,740 at a weighted average interest rate of approximately 2.44%. The maximum amount of loans outstanding at any time during the year was $25,000,000. The loan is collateralized by the Fund's portfolio.

Notes                                     Delaware Investments Global Dividend
 TO FINANCIAL STATEMENTS (continued)      and Income Fund, Inc.

7. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward currency exchange contracts were outstanding at November 30, 2002.

8. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or, for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2002. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Geographic Disclosure
As of November 30, 2002, the Fund's geographic diversification of its investment portfolio* was as follows:

Country                                            Market Value
--------------------------------------------------------------------------------
United States                                      $44,556,972          56.03%
--------------------------------------------------------------------------------
Australia                                            5,186,862           6.53%
--------------------------------------------------------------------------------
Britain                                              4,141,294           5.21%
--------------------------------------------------------------------------------
New Zealand                                          3,645,891           4.59%
--------------------------------------------------------------------------------
South Africa                                         3,462,965           4.36%
--------------------------------------------------------------------------------
Germany                                              2,500,680           3.15%
--------------------------------------------------------------------------------
Mexico                                               2,375,834           2.99%
--------------------------------------------------------------------------------
Sweden                                               2,132,581           2.68%
--------------------------------------------------------------------------------
France                                               1,876,245           2.36%
--------------------------------------------------------------------------------
Belgium                                              1,621,169           2.04%
--------------------------------------------------------------------------------
Spain                                                1,292,147           1.63%
--------------------------------------------------------------------------------
Canada                                               1,281,907           1.61%
--------------------------------------------------------------------------------
Netherlands                                          1,133,005           1.43%
--------------------------------------------------------------------------------
Greece                                                 904,085           1.14%
--------------------------------------------------------------------------------
Poland                                                 834,258           1.05%
--------------------------------------------------------------------------------
Hong Kong                                              725,555           0.91%
--------------------------------------------------------------------------------
Japan                                                  651,794           0.82%
--------------------------------------------------------------------------------
Austria                                                442,713           0.56%
--------------------------------------------------------------------------------
Italy                                                  369,007           0.46%
--------------------------------------------------------------------------------
Chile                                                  201,383           0.25%
--------------------------------------------------------------------------------
Venezuela                                              107,866           0.14%
--------------------------------------------------------------------------------
Ecuador                                                 44,250           0.06%
--------------------------------------------------------------------------------
Total                                              $79,488,463         100.00%

*Based on the issuer of each security's domicile.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which may occur in the countries where the Fund is invested.

Notes                                       Delaware Investments Global Dividend
 TO FINANCIAL STATEMENTS (continued)        and Income Fund, Inc.

10. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, the Fund designates distributions paid during the year as follows:

       (A)               (B)
    Long-Term         Ordinary            (C)
   Capital Gains       Income         Return of          Total          (D)
   Distributions    Distributions      Capital       Distribution    Qualifying
   (Tax Basis)      (Tax Basis)     (Tax Basis)      (Tax Basis)    Dividends(1)
-----------------  --------------  -------------    --------------  ------------
      --                25%             75%              100%            52%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.
(D)is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

11. Proxy Results (Unaudited)
The Fund held its Annual Meeting of Shareholders on September 12, 2002. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

                                                   Shares            Withheld
Nominee                                          Voted For           Authority
--------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                         4,434,270            125,352
Walter P. Babich                                 4,427,816            131,806
David K. Downes                                  4,416,221            143,401
John H. Durham                                   4,434,248            125,374
John A. Fry                                      4,436,908            122,714
Anthony D. Knerr                                 4,437,548            122,074
Ann R. Leven                                     4,426,876            132,806
Thomas F. Madison                                4,436,261            123,361
Janet L. Yeomans                                 4,433,579            126,043

Report
OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors
Delaware Investments Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 3, 2003

Board of Directors/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------
Interested Directors

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Director      at different times                        Fund, Inc.
                           Officer and Director                       at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Directors

   Walter P. Babich              Director             15 Years              Board Chairman -           107             None
   2005 Market Street                                                  Citadel Constructors, Inc.
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Director            24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                              Hospital Foundation
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Director             2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Director             13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Director/Officer  Director/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

   Ann R. Leven                  Director             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                              Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Director              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Director             4 Years           Vice President Treasurer -     107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                       (July 1995 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Year    President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Effective January 2003, Mr. Driscoll began serving as chief executive officer of the Fund's manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Directors and Officers and is available, without charge, upon request by calling Mellon Investor Services, LLC at 800 851-9677.

Delaware Investments
 FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government
Fund Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware                                          DGF
Investments(SM)                                   Listed
------------------------------------              NYSE
A member of Lincoln Financial Group(R)            THE NEW YORK STOCK EXCHANGE

This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.



Board of Directors                              Affiliated Officers                         Contact Information

Walter P. Babich                                Jude T. Driscoll                            Investment Manager
Board Chairman                                  President and Chief Executive Officer       Delaware Management Company
Citadel Constructors, Inc.                      Delaware Management Holdings, Inc.          Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                            International Affiliate
David K. Downes                                 Michael P. Bishof                           Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President/Treasurer             London, England
Delaware Investments Family of Funds            Delaware Investments Family of Funds
Philadelphia, PA                                                                            Principal Office of the Fund
                                                Richelle S. Maestro                         2005 Market Street
John H. Durham                                  Senior Vice President/Deputy General        Philadelphia, PA 19103
Private Investor                                Counsel/Secretary
Gwynedd Valley, PA                              Delaware Investments Family of Funds        Independent Auditors
                                                                                            Ernst & Young LLP
John A. Fry                                                                                 2001 Market Street
President                                                                                   Philadelphia, PA 19103
Franklin & Marshall College
Lancaster, PA                                                                               Registrar and Stock Transfer Agent
                                                                                            Mellon Investor Services, LLC
Anthony D. Knerr                                                                            Overpeck Centre
Consultant                                                                                  85 Challenger Road
Anthony Knerr & Associates                                                                  Ridgefield, NJ 07660
New York, NY                                                                                800 851-9677

Ann R. Leven+                                                                               For Securities Dealers and
Former Treasurer                                                                            Financial Institutions
National Gallery of Art                                                                     Representatives Only
Washington, DC                                                                              800 362-7500

Thomas F. Madison+                                                                          Web site
President and Chief Executive Officer                                                       www.delawareinvestments.com
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans+
Vice President and Treasurer
3M Corporation
St. Paul, MN



+Audit Committee Member                                    Printed in the USA
(7073)                                                                  J8879
AR-DGF [11/02] VGR 1/03